UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A
Amendment 2

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 3, 2010

AUTHENTEC, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33552	59-3521332
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Rialto Place, Suite 100, Melbourne, Florida 32901
(Address of Principal Executive Offices)  (Zip Code)

(321) 308-1300
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This second amendment is being filed to amend and supplement Exhibit 99.3 of Item 9.01 of the Current Report on Form 8-K/A filed by AuthenTec, Inc. (“AuthenTec”) on November 15, 2010, to update the unaudited pro forma financial information required pursuant to Items 9.01(a) and 9.01(b) of Form 8-K related to UPEK, Inc., the business merged with AuthenTec on September 7, 2010.

Item 9.01. Financial Statements and Exhibits.

(a)	Pro Forma Financial Information.

The pro forma financial information for the nine months ended October 1, 2010 is furnished as Exhibit 99.4 to this Current Report on Form 8-K/A Amendment 2 and incorporated in its entirety herein by reference.

(b)	Exhibits.

Exhibit No.	Description
99.4	Unaudited pro forma combined financial statements for the nine months ended October 1, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTHENTEC, INC.

Dated: December 23, 2010	By:	/s/ Frederick R. Jorgenson
Frederick R. Jorgenson
Vice President - General Counsel

INDEX TO EXHIBITS

Exhibit No.	Description
99.4	Unaudited pro forma combined statement of operations for the nine months ended October 1, 2010.